SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 26, 2004
Date of Report (Date of earliest event reported)

iParty Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-25507	76-0547750
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Bridge Street, Dedham, Mass.		02026
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781)-329-3952

Item 9.         Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, Regulation FD Disclosure.

On January 26, 2004, iParty Corp. (“IPT”) announced the election of one new member to its Board of Directors.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iParty Corp.

Date: January 26, 2004	By:	/s/ Sal Perisano
Sal Perisano Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated January 26, 2004